Exhibit 10.7.3

WHITEGLOVE HEALTH, INC.

AMENDMENT NO. 3 TO 2011 EQUITY INCENTIVE PLAN

The 2011 Equity Incentive Plan of WhiteGlove Health, Inc. (the “2011 Plan”) is hereby amended, effective as of July 28, 2011, as follows:

1. Section 4.2(a) of Article IV of the 2011 Plan is hereby amended and restated as follows:

(a) Awards at IPO. Each Independent Non-Employee Director who is a member of the Board on the date that the price of the Common Stock to be sold in the IPO is determined (the “Pricing Date”), shall be granted, effective on the Pricing Date, a number of shares of Restricted Stock equal to (i) $40,000 divided by (ii) the price of the Common Stock to be sold in the IPO (an “IPO Award”).

2. Except as modified by this Amendment, all the terms and provisions of the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, WhiteGlove Health, Inc. has caused this Amendment to be executed on its behalf by its duly authorized officer as of July 28, 2011.

WHITEGLOVE HEALTH, INC.

/s/ William J. Kerley
William J. Kerley
Chief Financial Officer